CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ocean Ventures Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Raymond Mol, the Principal Executive Officer and a Director of the Company and, Gregory Burnett, the Principal Financial and Accounting Officer and a Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Raymond Mol

/s/ Raymond Mol
Principal Executive Officer and Director
January 14, 2003

Gregory Burnett

/s/ Gregory Burnett
Principal Financial and Accounting Officer and Director
January 14, 2003